UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2026

Sculptor Diversified Real Estate Income Trust, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56566	88-0870670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

9 West 57th Street, 40th Floor New York, NY 10019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 790-0000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

September 30, 2026 Net Asset Value (“NAV”) per Share

On October 15, 2026, Sculptor Diversified Real Estate Income Trust, Inc. (referred to herein as “we,” “us” or “our”) released the NAV per share for each share class of our common stock as of September 30, 2026, which amounts are as follows:

NAV per Share
Class E	$11.7443
Class F	$11.4159
Class FF	$11.2669
Class AA	$11.1555
Class A	$11.0471
Class I-S	$11.0166
NAV Calculation

We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of directors. Our total NAV presented in the following tables includes the NAV of our Class E, Class F, Class FF, Class AA, Class A and Class I-S common shares, which were reduced by the noncontrolling interests in our consolidated subsidiaries.

The following table provides a breakdown of the major components of our NAV as of September 30, 2026 (amounts in thousands, except share/unit data):

Components of NAV
Investments in real estate, net (including goodwill)	$795,300
Investments in unconsolidated joint ventures	61,260
Investment in real estate debt	200,229
Cash and cash equivalents	47,842
Restricted cash	57,967
Receivables	2,209
Other assets	3,445
Mortgages, credit facility and financing obligations, net	(369,291)
Accounts payable and other liabilities	(72,331)
Management fee payable	(448)
Accrued performance participation allocation	(6)
Due to related parties, net	(9)
Noncontrolling interest in the consolidated subsidiaries	(30,143)
Net Asset Value	$696,024
Number of outstanding shares/units	60,809,681

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of September 30, 2026 (amounts in thousands, except share/unit and per share/unit data):

NAV per share	Class E Shares	Class F Shares	Class FF Shares	Class AA Shares	Class A Shares	Class I-S Shares	Operating Partnership Units(1)	Total
NAV	$212,349	$269,565	$70,932	$122,245	$9,689	$4,809	$6,435	$696,024
Number of outstanding shares/units	18,081,068	23,613,245	6,295,599	10,958,236	877,046	436,504	547,983	60,809,681
NAV Per Share/Unit	$11.7443	$11.4159	$11.2669	$11.1555	$11.0471	$11.0166	$11.7443	$11.4459
_____________________________________
(1) Includes the partnership interests of Sculptor Diversified REIT Operating Partnership LP held by Sculptor Diversified REIT Special Limited Partner LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sculptor Diversified Real Estate Income Trust, Inc.

By:	/s/ Anthony Boni
Name:	Anthony Boni
Title:	Chief Financial Officer

Date:	October 15, 2026